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                                                                   Exhibit 99(b)

POSCO HULS CO., LTD.

Balance Sheets

December 31, 1998 and 1997

(in thousands of U.S. dollars, except share data)

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                                          ASSETS                              1998          1997
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
Current assets:
    Cash and cash equivalents (note 2)                                  $        60,048       20,217
    Marketable securities                                                         1,235          295
    Notes and account receivable, less allowance
      for doubtful accounts of $81 in 1998
      and $147 in 1997 (note 10)                                                  8,003       14,561
    Inventories (note 3)                                                         29,178       29,892
    Prepaid expenses and other current assets (notes 4 and 10)                    4,249        3,713
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Total current assets                                                            102,713       68,678

Investments and other assets (note 6)                                            13,051        7,795
Fixed assets, less accumulated
    depreciation (notes 5, 7 and 8)                                             134,377      113,437
Debt issuance costs                                                                 135            -
Deferred foreign currency translation loss                                       23,676       44,046
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                                                                        $       273,952      233,956
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                           LIABILITIES AND STOCKHOLDERS' EQUITY
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Current liabilities:
    Notes and accounts payable (note 10)                                          6,932        3,141
    Short-term borrowings (note 5)                                                3,850        8,834
    Accounts payable - other (note 10)                                            4,640        7,083
    Current portion of long - term liabilities
      (notes 5, 8, 12 and 13)                                                    44,256       39,745
    Accrued expenses and other current liabilities                                3,379        2,462
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Total current liabilities                                                        63,057       61,265

Retirement and severance benefits (note 11)                                       7,071        3,873
Bonds issued (note 12)                                                           48,175            -
Long-term debt, less current portion (notes 5 and 13)                            65,438       77,981
Long-term obligations under financing leases (note 8)                            28,946       39,180
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Total liabilities                                                               212,687      182,299
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Stockholders' equity (notes 10 and 14):
    Common stock of $2.95 par value
      Authorized - 20,000,000 shares
      Issued and outstanding - 17,200,000 shares                                112,175      112,175
    Appropriated retained earnings (note 14)                                     16,931       18,403
    Unappropriated retained earnings (deficit)                                  (18,619)      11,898
    Cumulative translation adjustment                                           (49,222)     (90,819)
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Total stockholders' equity                                                       61,265       51,657

Commitments and contingencies (note 16)
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                                                                        $       273,952      233,956
====================================================================================================
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See accompanying notes to financial statements.